INTER
PUBLIC
GROUP

Third Quarter 2006 Earnings Conference Call

November 8, 2006

Overview – Third Quarter 2006

- Organic revenue change +2.7%
  - Growth in revenue from continuing clients
  - Strength in Public Relations
  - New client revenue
- Operating expenses decreased $115 million compared to Q3-'05
- Operating profit of $21 million compared to loss of $108 million in Q3-'05
- E.P.S. from continuing operations of ($0.03) compared with ($0.25) in Q3-'05
  - Total E.P.S. of ($0.01) compared with ($0.25)

INTER PUBLIC GROUP

Operating Performance Q3 - 2006

	Three Months Ended September 30			
		2006		2005 (Restated)
Revenue	$	1,453.8	$	1,439.7
Salaries and Related Expenses		960.7		962.8
Office and General Expenses		465.8		578.5
Restructuring and Reorganization Charges		6.2		0.1
Long-Lived Asset Impairment and Other Charges		-		6.5
Operating Income (Loss)		21.1		(108.2)
Interest Expense		(57.0)		(46.7)
Interest Income		25.1		21.8
Other Income (Expense)		22.4		(2.2)
Income (Loss) before Income Taxes		11.6		(135.3)
Provision (Benefit) for Income Taxes		8.4		(34.8)
Net Equity Interests (Net of Tax)		(2.4)		(2.3)
Income (Loss) from Continuing Operations		0.8		(102.8)
Income from Discontinued Operations (Net of Tax)		5.0		-
Net Income (Loss)		**5.8**		**(102.8)**
Dividends on Preferred Stock		11.9		5.0
Net Loss Applicable to Common Stockholders	$	(6.1)	$	(107.8)
Earnings (loss) per share of common stock - basic and diluted:				
Continuing operations	$	(0.03)	$	(0.25)
Discontinued operations		0.01		-
Total*	$	(0.01)	$	(0.25)
Weighted-average shares:				
Basic and Diluted		427.2		425.3

* Does not add due to rounding.

($ in Millions, except per share amounts)

INTER PUBLIC GROUP

Revenue

Interpublic

	Three Months Ended		Nine Months Ended	
September 30, 2005 (Restated)	**$ 1,439.7**		**$ 4,378.6**	
Total change	14.1	1.0%	(64.9)	(1.5%)
Foreign currency changes	8.5	0.6%	(1.2)	0.0%
Net acquisitions/divestitures	(33.6)	(2.3%)	(117.3)	(2.7%)
Organic	39.2	2.7%	53.6	1.2%
September 30, 2006	**$ 1,453.8**		**$ 4,313.7**	

Segments

	Three Months Ended September 30				Nine Months Ended September 30			
			Change				Change	
	2006	2005 (Restated)	Reported	Organic	2006	2005 (Restated)	Reported	Organic
IAN	$ 1,226.6	$ 1,213.1	1.1%	3.2%	$ 3,630.5	$ 3,713.0	(2.2%)	0.8%
CMG	$ 227.2	$ 226.3	0.4%	(0.1%)	$ 683.2	$ 663.6	3.0%	3.7%

Integrated Agency Networks: McCann, Draft FCB Group, Lowe, and our stand-alone agencies
Constituency Management Group: Weber Shandwick, Golin Harris, MWW, Financial Relations Board, Cassidy, Jack Morton, Future Brand and Octagon Worldwide

($ in Millions)

INTER PUBLIC GROUP

Geographic Revenue Change

	Three Months Ended September 30, 2006		Nine Months Ended September 30, 2006	
	Reported	Organic	Reported	Organic
United States	2.0%	3.2%	(0.1%)	1.3%
International	(0.4%)	2.1%	(3.3%)	1.1%
United Kingdom	(6.8%)	(9.0%)	(7.9%)	(6.3%)
Continental Europe	(3.4%)	4.3%	(11.2%)	0.4%
Latin America	18.3%	14.8%	14.0%	8.2%
Asia Pacific	7.2%	8.1%	7.4%	8.9%
Other	(7.0%)	(2.5%)	4.6%	0.7%
Worldwide	**1.0%**	**2.7%**	**(1.5%)**	**1.2%**

INTER PUBLIC GROUP

See reconciliation on page 21.

Expenses

Salaries & Related

	2006	2005 (Restated)	Change $	Change Reported	Change Organic
Three Months Ended September 30	$ 960.7	$ 962.8	$ (2.1)	(0.2%)	1.3%
% of Revenue	*66.1%*	*66.9%*			
three months severance	$ 9.8	$ 29.3	$ (19.5)	(66.6%)	
% of Revenue	*0.7%*	*2.0%*			
Nine Months Ended September 30	$ 2,856.5	$ 2,891.6	$ (35.1)	(1.2%)	1.1%
% of Revenue	*66.2%*	*66.0%*			
nine months severance	$ 38.8	$ 65.3	$ (26.5)	(40.6%)	
% of Revenue	*0.9%*	*1.5%*			

Office & General

	2006	2005 (Restated)	Change $	Change Reported	Change Organic
Three Months Ended September 30	$ 465.8	$ 578.5	$ (112.7)	(19.5%)	(15.8%)
% of Revenue	*32.0%*	*40.2%*			
three months total professional fees	$ 37.3	$ 98.2	$ (60.9)	(62.0%)	
% of Revenue	*2.6%*	*6.8%*			
Nine Months Ended September 30	$ 1,506.1	$ 1,651.0	$ (144.9)	(8.8%)	(4.5%)
% of Revenue	*34.9%*	*37.7%*			
nine months total professional fees	$ 176.6	$ 241.2	$ (64.6)	(26.8%)	
% of Revenue	*4.1%*	*5.5%*			

See reconciliation on page 19.

($ in Millions)

INTER PUBLIC GROUP

Cash Flow Q3 - 2006

INTER PUBLIC GROUP

	Three Months Ended September 30 2006	2005 (Restated)
NET INCOME (LOSS)	**$ 6**	**$ (103)**
Income from Discontinued Operations	**(5)**	-
OPERATING ACTIVITIES		
Depreciation & amortization	70	56
Deferred taxes	(13)	(57)
Other non-cash items	(7)	27
Change in working capital, net	(83)	(146)
Other non-current assets & liabilities	(42)	85
Discontinued operations	5	-
Cash used in Operating Activities	**(69)**	**(138)**
INVESTING ACTIVITIES		
Acquisitions & deferred payments, net	(4)	(31)
Business & investment purchases/dispositions, net	6	10
Capital expenditures	(29)	(33)
Cash used in Investing Activities	**(27)**	**(54)**
FINANCING ACTIVITIES		
Debt issuance costs and consent fees	(1)	(8)
Preferred stock dividends	(12)	(5)
Other	6	(32)
Cash used in Financing Activities	**(7)**	**(45)**
Currency Effect	(6)	2
Decrease in Cash & S/T Marketable Securities	**$ (109)**	**$ (235)**

($ in Millions)

Balance Sheet – Current Portion

	September 30, 2006		December 31, 2005		September 30, 2005 (Restated)	
CURRENT ASSETS:						
Cash and cash equivalents	$	1,263.5	$	2,075.9	$	1,351.8
Short-term marketable securities		205.6		115.6		2.0
Accounts receivable, net		3,430.6		4,015.7		3,796.5
Expenditures billable to clients		1,068.7		917.6		1,105.4
Deferred income taxes		184.3		184.3		277.2
Prepaid expenses and other current assets		194.2		188.3		174.3
Total current assets	**$**	**6,346.9**	**$**	**7,497.4**	**$**	**6,707.2**
CURRENT LIABILITIES:						
Accounts payable	$	3,560.3	$	4,245.4	$	4,249.2
Accrued liabilities		2,246.9		2,554.3		2,281.4
Short-term debt		63.7		56.8		66.7
Total current liabilities	**$**	**5,870.9**	**$**	**6,856.5**	**$**	**6,597.3**

($ in Millions)

Debt Maturity Schedule

Long-term & Convertible Debt = $2.2 billion



$ 1,050
$1,000
$800
$600
$400
$200
$0
$250
$250
$500
$350
$800
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015+
Convertible Debt
Long-Term Debt
Investor Option to Put 4.5% Convertible Notes due 2023

As of September 30, 2006

($ in Millions, except Total Debt)

Summary

- Simplifying operating structure & enhancing transparency
- Improving control environment
- YTD revenue performance is encouraging
- Progressing on costs with continued focus on salaries and related expenses going forward

INTER PUBLIC GROUP

INTER
PUBLIC
GROUP

Appendix

Operating Performance YTD - 2006

	Nine Months Ended September 30	
	2006	2005 (Restated)
Revenue	$ 4,313.7	$ 4,378.6
Salaries and Related Expenses	2,856.5	2,891.6
Office and General Expenses	1,506.1	1,651.0
Restructuring and Reorganization Charges (Reversals)	12.9	(8.7)
Long-Lived Asset Impairment and Other Charges	-	6.5
Operating Loss	(61.8)	(161.8)
Interest Expense	(155.1)	(135.8)
Interest Income	77.4	53.2
Other Income	47.5	13.2
Loss before Income Taxes	(92.0)	(231.2)
Provision (Benefit) for Income Taxes	1.4	4.5
Net Equity Interests (Net of Tax)	(7.1)	(4.3)
Loss from Continuing Operations	(100.5)	(240.0)
Income from Discontinued Operations (Net of Tax)	5.0	-
Net Loss	**(95.5)**	**(240.0)**
Dividends on Preferred Stock	35.7	15.0
Net Loss Applicable to Common Stockholders	$ (131.2)	$ (255.0)
Earnings (loss) per share of common stock - basic and diluted:		
Continuing operations	$ (0.32)	$ (0.60)
Discontinued operations	0.01	-
Total	$ (0.31)	$ (0.60)
Weighted-average shares:		
Basic and Diluted	426.6	424.7

($ in Millions, except per share amounts)

INTER PUBLIC GROUP

Cash Flow YTD - 2006

	Nine Months Ended September 30 2006	2005 (Restated)
NET LOSS	**$ (96)**	**$ (240)**
Income from Discontinued Operations	**(5)**	**-**
OPERATING ACTIVITIES		
Depreciation & amortization	186	159
Deferred taxes	(82)	(38)
Other non-cash items	(8)	27
Change in working capital, net	(581)	(351)
Other non-current assets & liabilities	-	73
Discontinued operations	5	-
Cash used in Operating Activities	**(581)**	**(370)**
INVESTING ACTIVITIES		
Acquisitions & deferred payments, net	(14)	(82)
Business & investment purchases/dispositions, net	55	40
Capital expenditures	(70)	(97)
Cash used in Investing Activities	**(29)**	**(139)**
FINANCING ACTIVITIES		
Debt issuance costs and consent fees	(42)	(18)
Call spread transaction costs	(29)	-
Preferred stock dividends	(35)	(15)
Other	(9)	(49)
Cash used in Financing Activities	**(115)**	**(82)**
Currency Effect	4	(27)
Decrease in Cash & S/T Marketable Securities	**$ (721)**	**$ (618)**

($ in Millions)

INTER PUBLIC GROUP

Domestic Revenue

Interpublic -- Domestic

	Three Months Ended		Nine Months Ended	
September 30, 2005 (Restated)	**$ 815.4**		**$ 2,477.5**	
Total change	16.7	2.0%	(2.5)	(0.1%)
Foreign currency changes	-	0.0%	-	0.0%
Net acquisitions/divestitures	(9.4)	(1.2%)	(35.7)	(1.4%)
Organic	26.1	3.2%	33.2	1.3%
September 30, 2006	**$ 832.1**		**$ 2,475.0**	

Segments

	Three Months Ended September 30				Nine Months Ended September 30			
			Change				Change	
	2006	2005 (Restated)	Reported	Organic	2006	2005 (Restated)	Reported	Organic
IAN	$ 692.1	$ 686.1	0.9%	2.2%	$ 2,043.2	$ 2,081.4	(1.8%)	(0.2%)
CMG	$ 140.0	$ 129.3	8.3%	8.4%	$ 431.8	$ 395.8	9.1%	9.2%

Integrated Agency Networks: McCann, Draft FCB Group, Lowe, and our stand-alone agencies
Constituency Management Group: Weber Shandwick, Golin Harris, MWW, Financial Relations Board, Cassidy, Jack Morton, Future Brand and Octagon Worldwide

($ in Millions)

INTER PUBLIC GROUP

International Revenue

Interpublic -- International

	Three Months Ended		Nine Months Ended	
September 30, 2005 (Restated)	**$ 624.3**		**$ 1,901.1**	
Total change	(2.6)	(0.4%)	(62.4)	(3.3%)
Foreign currency changes	8.5	1.4%	(1.2)	(0.1%)
Net acquisitions/divestitures	(24.2)	(3.9%)	(81.6)	(4.3%)
Organic	13.1	2.1%	20.4	1.1%
September 30, 2006	**$ 621.7**		**$ 1,838.7**	

INTER PUBLIC GROUP

Segments

	Three Months Ended September 30				Nine Months Ended September 30			
			Change				Change	
	2006	2005 (Restated)	Reported	Organic	2006	2005 (Restated)	Reported	Organic
IAN	$ 534.5	$ 527.0	1.4%	4.6%	$ 1,587.3	$ 1,631.6	(2.7%)	2.0%
CMG	$ 87.2	$ 97.0	(10.1)%	(11.4)%	$ 251.4	$ 267.8	(6.1%)	(4.6%)

Integrated Agency Networks: McCann, Draft FCB Group, Lowe, and our stand-alone agencies
Constituency Management Group: Weber Shandwick, Golin Harris, MWW, Financial Relations Board, Cassidy, Jack Morton, Future Brand and Octagon Worldwide

($ in Millions)

Corporate & Other Expense

	Three Months Ended September 30			Nine Months Ended September 30		
	2006	2005 (Restated)	Change	2006	2005 (Restated)	Change
Salaries and related expenses	$ 57.3	$ 38.5	$ 18.8	$ 151.5	$ 130.7	$ 20.8
Professional fees	19.7	61.5	(41.8)	103.1	146.2	(43.1)
Rent, depreciation and amortization	16.4	13.0	3.4	48.5	36.2	12.3
Corporate insurance	6.2	6.3	(0.1)	16.3	19.8	(3.5)
Other	7.1	4.9	2.2	19.4	12.2	7.2
Expenses allocated to operating divisions	(47.9)	(48.9)	1.0	(140.7)	(129.2)	(11.5)
Total Corporate and other	**$ 58.8**	**$ 75.3**	**$ (16.5)**	**$ 198.1**	**$ 215.9**	**$ (17.8)**

($ in Millions)

INTER PUBLIC GROUP

Revenue by Region

INTER PUBLIC GROUP

Q3 2006


Other
4%
Asia Pacific
9%
Latin America
5%
Continental
Europe
15%
United Kingdom
10%
United States
57%

$1,453.8

Q3 2005
(Restated)


Asia Pacific
8%
Other
5%
Latin
America
4%
Continental
Europe
16%
United
Kingdom
10%
United
States
57%

$1,439.7

($ in Millions)

Segment Performance

	Three Months Ended September 30		Nine Months Ended September 30	
	2006	2005 (Restated)	2006	2005 (Restated)
Interpublic*				
Revenue	$ 1,453.8	$ 1,439.7	$ 4,313.7	$ 4,378.6
Operating Expenses	$ 1,426.5	$ 1,541.3	$ 4,362.6	$ 4,542.6
Operating Income/(Loss)	$ 27.3	$ (101.6)	$ (48.9)	$ (164.0)
Operating Margin %	1.9%	(7.1%)	(1.1%)	(3.7%)
IAN				
Revenue	$ 1,226.6	$ 1,213.1	$ 3,630.5	$ 3,713.0
Operating Expenses	$ 1,151.3	$ 1,253.6	$ 3,508.7	$ 3,684.3
Operating Income/(Loss)	$ 75.3	$ (40.5)	$ 121.8	$ 28.7
Operating Margin %	6.1%	(3.3%)	3.4%	0.8%
CMG				
Revenue	$ 227.2	$ 226.3	$ 683.2	$ 663.6
Operating Expenses	$ 216.4	$ 211.8	$ 655.8	$ 641.4
Operating Income/(Loss)	$ 10.8	$ 14.5	$ 27.4	$ 22.2
Operating Margin %	4.8%	6.4%	4.0%	3.3%
Corporate				
Operating Expenses	$ 58.8	$ 75.3	$ 198.1	$ 215.9

* Reconciliation of Interpublic Performance				
Operating Expenses as reported	$ 1,432.7	$ 1,547.9	$ 4,375.5	$ 4,540.4
Exclude: Restructuring & reorganization charges (reversals)	6.2	0.1	12.9	(8.7)
Exclude: Long-lived asset impairment	-	6.5	-	6.5
Operating Expenses per above	$ 1,426.5	$ 1,541.3	$ 4,362.6	$ 4,542.6
Operating Income (Loss) as reported	$ 21.1	$ (108.2)	$ (61.8)	$ (161.8)
Add back: Restructuring & reorganization charges (reversals)	6.2	0.1	12.9	(8.7)
Add back: Long-lived asset impairment	-	6.5	-	6.5
Operating Income (Loss) per above	$ 27.3	$ (101.6)	$ (48.9)	$ (164.0)

($ in Millions)

Reconciliation of Organic Measures

Salaries & Related

	Three Months Ended		Nine Months Ended	
	$	% Change	$	% Change
September 30, 2005 (Restated)	$ 962.8		$ 2,891.6	
Foreign currency changes	5.7	0.6%	(1.9)	(0.1%)
Net acquisitions/divestitures	(20.3)	(2.1%)	(64.4)	(2.2%)
Organic	12.5	1.3%	31.2	1.1%
Total change	(2.1)	(0.2%)	(35.1)	(1.2%)
September 30, 2006	$ 960.7		$ 2,856.5	

Office & General

	Three Months Ended		Nine Months Ended	
	$	% Change	$	% Change
September 30, 2005 (Restated)	$ 578.5		$ 1,651.0	
Foreign currency changes	2.5	0.4%	(2.2)	(0.1%)
Net acquisitions/divestitures	(23.8)	(4.1%)	(69.0)	(4.2%)
Organic	(91.4)	(15.8%)	(73.7)	(4.5%)
Total change	(112.7)	(19.5%)	(144.9)	(8.8%)
September 30, 2006	$ 465.8		$ 1,506.1	

($ in Millions)

INTER PUBLIC GROUP

Depreciation and Amortization

	2005				
	Q1 (Restated)	Q2 (Restated)	Q3 (Restated)	Q4	FY 2005
Depreciation and amortization of fixed assets and intangible assets	$ 40.3	$ 40.6	$ 40.4	$ 47.5	$ 168.8
Amortization of bond discounts and deferred financing costs	2.1	2.9	3.8	0.3	9.1
Amortization of restricted stock and other non-cash compensation	11.8	6.0	11.4	13.1	42.3
Total	$ 54.2	$ 49.5	$ 55.6	$ 60.9	$ 220.2

	2006			
	Q1	Q2	Q3	YTD 2006
Depreciation and amortization of fixed assets and intangible assets	$ 42.9	$ 42.2	$ 41.9	$ 127.0
Amortization of bond discounts and deferred financing costs	3.2	7.7	11.3	22.2
Amortization of restricted stock and other non-cash compensation	9.3	11.4	16.4	37.1
Total	$ 55.4	$ 61.3	$ 69.6	$ 186.3

($ in Millions)

INTER PUBLIC GROUP

Reconciliation of Geographic Revenue Change

Three Months Ended September 30

	2006	2005 (Restated)	Reported Change	Foreign Currency Changes	Net Acquisitions/ Divestitures	Organic
US	$ 832.1	$ 815.4	$ 16.7	$ -	$ (9.4)	$ 26.1
UK	139.5	149.6	(10.1)	4.8	(1.4)	(13.5)
Continental Europe	215.3	222.9	(7.6)	4.3	(21.4)	9.5
Latin America	74.4	62.9	11.5	1.7	0.5	9.3
Asia Pacific	126.9	118.4	8.5	(0.9)	(0.2)	9.6
Other	65.6	70.5	(4.9)	(1.4)	(1.7)	(1.8)
Worldwide	$ 1,453.8	$ 1,439.7	$ 14.1	$ 8.5	$ (33.6)	$ 39.2

Nine Months Ended September 30

	2006	2005 (Restated)	Reported Change	Foreign Currency Changes	Net Acquisitions/ Divestitures	Organic
US	$ 2,475.0	$ 2,477.5	$ (2.5)	$ -	$ (35.7)	$ 33.2
UK	403.8	438.4	(34.6)	(3.4)	(3.8)	(27.4)
Continental Europe	680.3	765.7	(85.4)	(5.9)	(82.8)	3.3
Latin America	200.7	176.1	24.6	8.5	1.6	14.5
Asia Pacific	347.2	323.3	23.9	(4.6)	(0.3)	28.8
Other	206.7	197.6	9.1	4.2	3.7	1.2
Worldwide	$ 4,313.7	$ 4,378.6	$ (64.9)	$ (1.2)	$ (117.3)	$ 53.6

($ in Millions)

INTER PUBLIC GROUP

Potential Dilutive Effect of Convertible Securities

At September 30, 2006	Shares (millions)
4.5% Convertible Senior Notes	64.4
Series A Mandatory Convertible Preferred Stock	27.7 *
Series B Cumulative Convertible Perpetual Preferred Stock	38.4
Total as of September 30, 2006	**130.5**

As part of the ELF transaction, we issued 67.9 million stock warrants. The potential dilutive impact of the warrants is based upon the difference between the market price of one share of our common stock and the stated exercise prices of the warrants.

* Converts to common stock on December 15, 2006.

INTER PUBLIC GROUP

INTER
PUBLIC
GROUP

Metrics

Metrics – Quarterly Update

Category	Metric
REVENUE	Organic growth
	Revenue by discipline
	Regional growth
	Revenue per avg number of employees
SALARIES & RELATED	Salaries & related (% to rev)
	Base, benefits and tax (% to rev)
	Severance expense (% to rev)
	Incentive expense (% to rev)
	Temporary help (% to rev)
OFFICE & GENERAL	Office & General (% to rev)
	Professional fees (% to rev)
	Occupancy costs ex D&A (% to rev)
	Telecom, T&E and office supplies (% to rev)
REAL ESTATE	Occupancy cost ratio (ex D&A)
FINANCIAL	Adjusted EBITDA coverage
	Total available liquidity

INTER PUBLIC GROUP

Revenue by Discipline



Marketing Services
38%
62%
Advertising & Media

$4,313.7

September 30, 2006

YTD

($ in Millions)

Revenue per Average Number of Employees*



Last Twelve Months
$150.0
$148.0
$146.0
$144.0
$142.0
$140.0
$145.6
$144.6
$145.7
$144.5
LTM 9/30/06
LTM 6/30/06
LTM 3/31/06
LTM 12/31/05

* Headcount is a 5 point average

($ in Millions)

Salaries & Related Expenses

% to Revenue, Last Twelve Months



70.0%
68.0%
66.0%
64.0%
62.0%
60.0%
58.0%
56.0%
63.8%
64.0%
63.4%
63.7%
61.7%
LTM 9/30/06
LTM 6/30/06
LTM 3/31/06
LTM 12/31/05
LTM 9/30/05

INTER PUBLIC GROUP

Salaries & Related Expenses % to Revenue

Three Months Ended September 30


Base Benefits & Tax
60.0%
55.0%
50.0%
45.0%
40.0%
54.9%
56.0%
9/30/06
9/30/05 (Restated)


Incentive Expense
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
3.6%
1.8%
9/30/06
9/30/05 (Restated)


Severance Expense
3.0%
2.0%
1.0%
0.0%
0.7%
2.0%
9/30/06
9/30/05 (Restated)


Temporary Help
4.0%
3.0%
2.0%
1.0%
0.0%
3.8%
3.9%
9/30/06
9/30/05 (Restated)

All other Salaries & Related, not shown, was 3.1% and 3.2% for the three months ended September 30, 2006 and 2005, respectively.

Office & General Expenses


% to Revenue, Last Twelve Months
40.0%
38.0%
36.0%
34.0%
32.0%
30.0%
34.5%
36.4%
36.6%
36.5%
36.0%
LTM 9/30/06
LTM 6/30/06
LTM 3/31/06
LTM 12/31/05
LTM 9/30/05

INTER PUBLIC GROUP

Office & General Expenses % to Revenue

Three Months Ended September 30



Professional Fees
8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
2.6%
6.8%
9/30/06
9/30/05 (Restated)



Occupancy (ex-depreciation)
12.0%
10.0%
8.0%
6.0%
8.7%
9.2%
9/30/06
9/30/05 (Restated)



T&E, Office Supplies & Telecom
8.0%
6.0%
4.0%
2.0%
4.8%
5.1%
9/30/06
9/30/05 (Restated)



All Other O&G
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
15.9%
19.1%
9/30/06
9/30/05 (Restated)

INTER PUBLIC GROUP

EBITDA Coverage of Net Interest Expense



Adjusted EBITDA : Net Interest Expense, Last Twelve Months
5.0
4.0
3.0
2.0
1.0
0.0
3.4x
2.1x
2.4x
1.9x
3.3x
LTM 9/30/06
LTM 6/30/06
LTM 3/31/06
LTM 12/31/05
LTM 9/31/05

Adjusted EBITDA is calculated as operating income excluding the following: impairments and other charges, restructuring and reorganization charges (including restructuring charges within office and general expenses), and depreciation and amortization of fixed assets, intangible assets, and restricted stock and other awards. Net interest expense is calculated as reported interest expense less reported interest income.

See reconciliation on slide 32.

INTERPUBLIC GROUP

Reconciliation of Operating Income to Adjusted EBITDA

	LTM 9/30/2006	LTM 6/30/2006	LTM 3/31/2006	LTM 12/31/2005	LTM 9/30/2005
Operating Income (Loss) - As Reported	$ (4.2)	$ (133.5)	$ (94.9)	$ (104.2)	$ 150.3
Add back:					
Restructuring and reorganization charges (reversals)	14.3	8.2	-	(7.3)	(13.1)
Restructuring program charges (reversals) in O&G	-	-	-	-	0.2
Long-lived asset impairments	92.1	98.6	98.6	98.6	12.3
Depreciation and amortization	224.8	218.1	211.2	211.1	207.9
Adjusted EBITDA	**$ 327.0**	**$ 191.4**	**$ 214.9**	**$ 198.2**	**$ 357.6**

INTER PUBLIC GROUP

($ in Millions)

Total Available Liquidity

Cash and Short-Term Marketable Securities
+ Available Committed Credit Facilities



$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
Millions
$530
$533
$305
$338
$343
$1,469
$1,578
$1,627
$2,192
$1,354
9/30/06
6/30/06
3/31/06
12/31/05
9/30/05
Available Committed Credit Facilities
Cash and Short-Term Marketable Securities

($ in Millions)

Cautionary Statement

- This investor presentation contains forward-looking statements. Statements in this investor presentation that are not historical facts, including statements about management's beliefs and expectations, constitute forward-looking statements. These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in our 2005 Annual Report on Form 10-K under Item 1A, Risk Factors. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events.
- Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Such factors include, but are not limited to, the following:
  - risks arising from material weaknesses in our internal control over financial reporting, including material weaknesses in our control environment;
  - potential adverse effects to our financial condition, results of operations or prospects as a result of our restatements of financial statements;
  - our ability to satisfy certain reporting covenants under our indentures;
  - our ability to attract new clients and retain existing clients;
  - our ability to retain and attract key employees;
  - risks associated with assumptions we make in connection with our critical accounting estimates;
  - potential adverse effects if we are required to recognize impairment charges or other adverse accounting-related developments;
  - potential adverse developments in connection with the ongoing SEC investigation;
  - potential downgrades in the credit ratings of our securities;
  - risks associated with the effects of global, national and regional economic and political conditions, including fluctuations in interest rates and currency exchange rates; and
  - developments from changes in the regulatory and legal environment for advertising and marketing and communications services companies around the world.
- Investors should carefully consider these factors and the additional risk factors outlined in more detail in our 2005 Annual Report on Form 10-K under Item 1A, Risk Factors.

INTER
PUBLIC
GROUP